EXHIBIT 10.51
SIXTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
This Sixth Amendment to Agreement of Purchase and Sale dated February 10, 2022 (this “Amendment”) amends that certain Agreement of Purchase and Sale dated December 17, 2021, as amended by that certain First Amendment to Agreement of Purchase and Sale dated January 3, 2022, as further amended by that certain Second Amendment to Agreement of Purchase and Sale dated January 10, 2022, as further amended by that certain Third Amendment to Agreement of Purchase and Sale dated January 14, 2022, as further amended by that certain Fourth Amendment to Agreement of Purchase and Sale dated January 19, 2022, and as further amended by that certain Fifth Amendment to Agreement of Purchase and Sale dated January 21, 2022 (as amended, the “Agreement”) between each entity identified as a Seller on Schedule A attached to this Amendment (each a “Selling Entity” and jointly and severally, “Seller”) and each of The Necessary Retail REIT Operating Partnership, L.P., a Delaware limited partnership, f/k/a American Finance Operating Partnership, L.P. (“AFIN Buyer”), and, solely with respect to the acquisition of (i) the Site known as “Shoppes at Straud”, ARG SSSTRPA001, LLC, (ii) the Site known as “Shippensburg Marketplace”, ARG SMSHPPA001, LLC and (iii) the Site known as “Carlisle Crossing”, ARG CCCARPA001, LLC, each a Delaware limited liability company, as buyer (individually or collectively, as the context may require, “Buyer”), and, solely for purposes of Section 1.2(d) and Article 4 thereof, American Finance Trust, Inc.. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.
Recitals
A.    Seller and Buyer desire to amend the Agreement as set forth below.
Amendment

1.    Notwithstanding anything to the contrary contained in the Agreement, as to the proposed partial surrender of the lease with current tenant Beall’s (the “Beall’s Lease”) and the New Lease with HomeGoods (the “HomeGoods New Lease”) at Summerfield Crossing in Riverview, Florida, Seller and Buyer agree as follows:
A.The Beall’s Lease (pursuant to which Beall’s currently occupies approximately 80,000 SF with term expiration of 4/30/2024) shall be downsized to approximately 52,873 SF with term extended to 4/30/2031 (as amended, the “Beall’s Amendment”);
B.Rent payable pursuant to the Beall’s Amendment, as to its approximately 52,873 SF premises pursuant to the foregoing clause (A), shall increase from $10.50/SF to +/- $11.50/SF on or about 8/1/2022;
C.The HomeGoods New Lease shall be for approximately 27,127 SF at +/- $13.50/SF for a term of at least ten-years; and
D.    If (i) the HomeGoods New Lease and the Beall’s Amendment are executed prior to the applicable Closing, the Allocated Purchase Price shall be increased as set forth in Section 3.7 of the Agreement, or (ii) the HomeGoods New Lease is an Approved Post-Closing Lease that is timely presented to Buyer for execution, the Earnout Amount shall be paid to Seller as set forth in Section 3.8, except that in either case (x) Seller agrees to be responsible for $2,473,332 in Leasing Costs, in the aggregate for both the Beall’s Lease and the HomeGoods New Lease, and Buyer agrees to be responsible for the balance of the Leasing Costs associated with the Beall’s Lease and the HomeGoods New Lease, and (y) the rent under the Beall’s Lease (without giving effect to the
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amendments described in the foregoing clauses (A) and (B)) allocable to the space which will be the premises under the HomeGoods New Lease shall be deducted from the determination of Earnout Income under the HomeGoods New Lease at a 9.50% cap rate instead of at the Cap Rate.
2.    Notwithstanding anything to the contrary contained in the Agreement, as to the proposed removal of current, non-operating tenant Kohl’s and the New Leases with Conn’s (the “Conn’s New Lease”) and Club4Fitness (the “Club4Fitness New Lease”) at Houma Crossing in Houma, Louisiana, Seller and Buyer agree as follows:
A.    The Kohl’s lease (pursuant to which Kohl’s currently occupies approximately 55,754 SF at $3.05/SF with term expiration 1/31/2034) shall be terminated given the co-tenancy failures its non-operation status causes, and Kohl’s shall pay a termination fee in the amount of $100,000 (which amount shall be paid entirely to Buyer);
B.    The Conn’s New Lease shall be for approximately 30,000 SF at +/- $6.50/SF for a term of at least ten-years;
C.    The Club4Fitness New Lease shall be for approximately 25,754 SF at +/- $10.00/SF for a term of at least ten-years; and
D.    If (i) the Conn’s New Lease and/or the Club4Fitness New Lease is executed prior to the applicable Closing, the Allocated Purchase Price shall be increased as set forth in Section 3.7 of the Agreement, or (ii) the Conn’s New Lease and/or the Club4Fitness New Lease is an Approved Post-Closing Lease that is timely presented to Buyer for execution, the Earnout Amount shall be paid to Seller as set forth in Section 3.8, except that in either case the rent under the Kohl’s lease shall be deducted from the aggregate determination of Earnout Income under the Conn’s New Lease and Club4Fitness New Lease, and the cap rate used in the calculation of such Earnout Income shall be a 9.63% cap rate instead of the Cap Rate.
3.     Notwithstanding anything to the contrary contained in the Agreement, as to the proposed expansion of current tenant H-E-B at H-E-B Center in Waxahachie, Texas, Seller and Buyer agree as follows:
A.    The H-E-B lease (pursuant to which H-E-B currently occupies approximately 102,927 SF at $7.41/SF with term expiration 6/30/2027) shall be amended (as so amended, the “H-E-B Amended Lease”) to expand the H-E-B premises to approximately 117,000 SF at +/- $8.35/SF, with an initial annual base rent of $984,152, and to extend the term expiration date to not fewer than fourteen years from the date of such amendment; and
B.    If (i) the H-E-B Amended Lease is executed prior to the applicable Closing, the Allocated Purchase Price shall be increased as set forth in Section 3.7 of the Agreement, or (ii) the H-E-B Amended Lease is an Approved Post-Closing Lease that is timely presented to Buyer for execution, the Earnout Amount shall be paid to Seller as set forth in Section 3.8, except that in either case the cap rate used in such calculation (and including the cap rate at which rent under the Existing Lease is deducted) shall be 5.11% instead of the Cap Rate.
4.    Notwithstanding anything to the contrary contained in the Agreement, as to the proposed removal of current, non-operating tenant Fresh Market and the New Lease with
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Northwestern Medical (the “Northwestern Medical New Lease”) at Fresh Market Center in Glen Ellyn, Illinois, Seller and Buyer agree as follows:
A.    The Fresh Market lease (pursuant to which Fresh Market currently occupies approximately 20,300 SF at $18.24/SF with term expiration 2/28/2026) shall be terminated given the co-tenancy failures its non-operation status causes;
B.    The Northwestern Medical New Lease shall be for approximately 20,300 SF at +/- $18.25/SF for a term of not less than twelve years; and
C.    If (i) the Northwestern Medical New Lease is executed prior to the applicable Closing, the Allocated Purchase Price shall be increased as set forth in Section 3.7 of the Agreement, or (ii) the Northwestern Medical New Lease is an Approved Post-Closing Lease that is timely presented to Buyer for execution, the Earnout Amount shall be paid to Seller as set forth in Section 3.8, except that in either case the rent under the Fresh Market lease shall not be deducted from the determination of Earnout Income under the Northwestern Medical New Lease.

5.    Nothing contained herein shall be deemed to modify any restrictions imposed by the terms and conditions of the Agreement on Seller’s leasing activities before or after Closing.

6.    This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

7.    Except as specifically amended by this Amendment, the Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed.

[Signature Pages Follow]

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IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

BUYER:
The Necessary Retail REIT Operating Partnership, L.P.,
a Delaware limited partnership,
f/k/a American Finance Operating Partnership, L.P.
By:
Name:
Title:
ARG SSSTRPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
ARG SMSHPPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
ARG CCCARPA001, LLC,
a Delaware limited liability company
By:
Name:
Title:
[BUYER SIGNATURE PAGE]

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IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.
SELLER:
COLE MT SAN JOSE CA, LP,
a Delaware limited partnership
By    Cole GP MT San Jose CA, LLC,
a Delaware limited liability company,
its General Partner
By:    CIM Real Estate Finance Management,
LLC, a Delaware limited liability
company, its Manager
By:
Name: Nathan DeBacker
Its: Vice President
COLE MT ALLEN PARK MI, LLC,
a Delaware limited liability company
By:    Cole REIT Management V, LLC,
a Delaware limited liability company,
its Manager
By:
Name: Nathan DeBacker
Its: Vice President
ARCP MT ENID OK, LLC
VEREIT MT ELYRIA OH, LLC
COLE MT GAINESVILLE (DAWSONVILLE) GA, LLC
VEREIT MT RALEIGH (SUMNER) NC, LLC,
each, a Delaware limited liability company

By:    CIM Income NAV Operating Partnership, LP,
    a Delaware limited partnership,
    their respective sole member

By: Cypress Merger Sub, LLC
    a Maryland limited liability company
    Its: General Partner

By:
Name: Nathan DeBacker
Its: Vice President
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COLE MT LOUDON TN, LLC

By:    Cypress Merger Sub, LLC,
    a Maryland limited liability company,
    its sole member
By:
Name: Nathan DeBacker
Its: Vice President
ARCP MT BOWLING GREEN KY, LLC
By:    Cole REIT Management V, LLC
    a Delaware limited liability company,
    its Manager

By:
Name: Nathan DeBacker
Its: Vice President

ALL THE ENTITIES LISTED ON THE BALANCE OF THIS PAGE AND THE FOLLOWING PAGES,
each, a Delaware limited liability company
By:    CIM Real Estate Finance Management, LLC
a Delaware limited liability company,
its Manager
By:
Name: Nathan DeBacker
Title: Vice President
Cole MT Albany GA, LLC
ARCP MT Houston TX, LLC
Cole MT Beavercreek OH, LLC
Cole MT Schaumburg IL, LLC
ARCP MT Louisville KY, LLC
ARCP MT Rockford IL, LLC
ARCP MT Carlisle PA, LLC
Cole MT Albuquerque NM, LLC
Cole MT Coventry RI, LLC
ARCP MT Hagerstown MD, LLC
Cole MT Lafayette LA, LLC
Cole MT Plover WI, LLC
Cole MT Darien IL, LLC
Cole MT Decatur AL, LLC
Cole MT Derby KS, LLC
VEREIT MT Oshkosh WI, LLC
ARCP MT Austell GA, LLC
Cole MT Evergreen Park, IL, LLC
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Cole DET Evergreen IL, LLC
Cole MT Brookfield WI, LLC
Cole MT Statesville NC, LLC
ARCP MT Glen Ellyn IL, LLC
ARCP MT Fort Wayne IN, LLC
ARCP MT Manitowoc WI, LLC
Cole MT Waxahachie TX, LLC
ARCP MT Houma LA, LLC
ARCP MT Lafayette IN, LLC
ARCP MT Lawton OK, LLC
VEREIT MT Salisbury MD, LLC
ARCP MT Columbus IN, LLC
ARCP MT Vienna WV, LLC
ARCP MT Muskegon MI, LLC
VEREIT MT Ashtabula OH, LLC
Cole MT Mobile AL, LLC
VEREIT MT Ashland KY, LLC
ARCP MT Morganton NC, LLC
Cole NR Tampa FL, LLC
Cole MT Reynoldsburg OH, LLC
VEREIT MT Owensboro KY, LLC
Stringtown South, LLC
ARCP MT Monroe LA, LLC
VEREIT MT Plainfield IL, LLC
Cole MT Albuquerque (San Mateo) NM, LLC
Cole MT Duncan SC, LLC
VEREIT MT Lady Lake FL, LLC
ARCP MT Shippensburg PA, LLC
ARCP MT Salina KS, LLC
ARCP MT Stroudsburg PA, LLC
ARCP MT Abilene TX, LLC
ARCP MT Springfield IL, LLC
ARCP MT Springfield OH, LLC
ARCP MT Jefferson City MO, LLC
Cole MT Riverview FL, LLC
Cole MT Rocky Mount NC, LLC
Cole MT Columbia SC, LLC
Cole MT Marietta Ga, LLC
VEREIT MT Sturbridge MA, LLC
Cole MT Columbus OH, LLC
Cole MT Williamsburg VA, LLC
ARCP MT Hattiesburg MS, LLC
ARCP MT Mount Pleasant SC, LLC
ARCP MT Florence KY, LLC
Cole MT Marion IN, LLC
ARCP MT Albuquerque NM, LLC
Cole MT Newburgh NY, LLC
Cole MT Salisbury NC, LLC
Cole MT Salisbury (Wallace Commons II) NC, LLC
VEREIT MT Summerville SC, LLC
Cole MT Clarksville IN, LLC
Cole MT Jacksonville NC, LLC
Cole MT San Antonio (Highway 151) TX, LLC
ARCP MT Springfield MA, LLC
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Cole AS Valdosta GA, LLC
Cole WG Huntsville AL, LLC

[SELLER SIGNATURE PAGES]
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